Exhibit 10.7

VACCITECH LIMITED and VACCITECH ONCOLOGY LIMITED

LICENCE AGREEMENT

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

Index

Clause No.        Page No.

THIS LICENCE AGREEMENT (the “Agreement”) is made on 14 November 2018 (the “Effective Date”)

BETWEEN:

(1)	VACCITECH LIMITED incorporated and registered in England with company number 9973585 whose registered office is at The Schrodinger Building 2nd Floor, Heatley Road, Oxford Science Park, Oxford, Oxfordshire, England, 0X4 4GE (the “Licensor”); and

(2)	VACCITECH ONCOLOGY LIMITED incorporated and registered in England with company number 11655405 whose registered office is at The Schrodinger Building 2nd Floor, Heatley Road, Oxford Science Park, Oxford, Oxfordshire, England, 0X4 4GE (the “Licensee”).

BACKGROUND

(A)	The Licensor has agreed to grant, and the Licensee has agreed to take, a licence of certain patent rights and know-how on the terms set out in this agreement.

AGREED TERMS

1.	Definitions and Interpretation

1.1	In this agreement, the following words and expressions have the following meanings:

(a)	“Business Day” means a day other than a Saturday, Sunday or public holiday in England;

(b)	“Confidential Information” means all information in whatever form (including in written, oral, visual or electronic form or on any magnetic or optical disk or memory and wherever located) relating to the research, development, data and/or results, pharmaceutical or biologic candidates and product information, inventions, works of authorship, processes, methodologies, the business, sales targets, sales statistics, market share statistics, prices, market research reports and surveys, and advertising and other promotional materials, future projects, business development or planning, commercial relationships and negotiations, customers, products, affairs and finances and employees of a Party or its Affiliates for the time being confidential to such Party and/or its Affiliates and trade secrets including, technology, technical data and Know-How relating to the business of such Party or its Affiliates or any of their suppliers, customers, agents, distributors, shareholders, management or business contacts, whether or not such information is marked or identified as confidential, including information relating to the terms of this agreement;

(c)	“Improvement” means any improvement, enhancement or modification to the Licensed Technology;

(d)	“Intellectual Property Rights” means patents (including rights of priority), copyright and related rights, trademarks, trade names and rights in domain names, rights in get-up, rights in goodwill or to sue for passing off, unfair competition rights, rights in designs, rights in computer software, database rights, topography rights, rights in confidential information, rights in Know-How and any other intellectual property rights, in each case whether registered or unregistered and including all applications (or rights to apply) for the same;

(e)	“OUI” means Oxford University Innovation Limited;

(f)	“Know-How” means any information or material, whether proprietary or not and whether patentable or not, which is not in the public domain including inventions, discoveries, data, formulae, processes, cell-lines and other biological materials, methodology, specifications, procedures for experiments and tests, procedures for manufacturing, results of experiments, research and development, laboratory records, clinical trial data, case reports, data analysis and summaries;

(g)	“Licensed Know-How” means the Know-How identified at schedule 2, and all other Know-How provided by the Licensor to the Licensee from time-to-time.

(h)	“Licensed Materials” means the Original Materials and any and all materials that Licensor provides to Licensee under or in connection with this agreement, and

(i)	all constructs, strains, portions, progeny or unmodified derivatives directly or indirectly obtained from or as a result of the use of the Original Materials;

(i)            all improvements and modifications to any of the foregoing; and

(ii)           all materials containing or incorporating any of the foregoing;

(j)	“Licensed Patents” means the patents and patent applications, short particulars of which are set out in schedule 1, and all:

(i)            divisionals, continuations, and continuations-in-part that claim priority to any of the foregoing;

(ii)           reissues, renewals, extensions, or additions to any of the foregoing; and

(iii)          granted patents issuing from any of the foregoing;

(k)	“Licensed Products” means any product which:

(i)            falls within the scope of any of the claims of any of the Licensed Patents; or

(ii)           is made, developed or used in accordance with, embodies, incorporates or utilises, any of the Licensed Technology;

(l)	“Licensed Technology” means the technology embodied in the Licensed Patents, the Licensed Know-How and/or the Licensed Materials;

(m)	“Original Materials” means the materials described in schedule 3;

(n)	“Representatives” means, in relation to a party, its employees, officers, representatives and advisers; and

(o)	“Territory” means worldwide.

1.2	In this agreement:

(a)	references to parties and clauses are to the parties and clauses of this agreement;

(b)	references to persons include all forms of legal entity including an individual, company, body corporate, unincorporated association and partnership and any reference to any party who is an individual is also deemed to include their respective legal personal representative(s);

(c)	the words “include”, “including” and “in particular” are to be construed as being by way of illustration or emphasis only and are not to be construed so as to limit the generality of any words preceding them;

(d)	the words “other” and “otherwise” are not to be construed as being limited by any words preceding them;

(e)	headings are used for convenience only and do not affect its interpretation; and

(f)	a reference to the singular includes a reference to the plural and vice versa and a reference to any gender includes a reference to all other genders.

2.	Grant of Licence

2.1	In consideration of the sum of £1 (receipt of which the Licensor expressly acknowledges) and the execution by the Licensee of the deed of covenant with OUI as provided in schedule 4, the Licensor hereby grants to the Licensee a non-exclusive licence (together with the right to grant sub-licences through multiple tiers of sub-licensees, except that Licensee shall not have the right to grant any sub-licences in respect of any of the Licensed Technology that is licensed to the Licensor by OUI without OUI’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed) to use the Licensed Technology (and all Intellectual Property Rights therein) solely to the extent necessary or useful for the manufacture, use, sale or other commercialisation of Licensed Products in the Territory.

3.	Provision of further Know-How

3.1	The Licensor shall make available to the Licensee such further Know-How relating to the manufacture of the Licensed Products as the Licensor is at liberty to disclose and, in the opinion of the Licensor, is reasonably necessary or useful for such manufacture.

3.2	The Know-How supplied by the Licensor pursuant to clause 3.1 shall be used by the Licensee only for the purpose of the manufacture of Licensed Products in the Territory and shall be subject to the provisions of clause 5 (Confidentiality).

3.3	The Know-How supplied by the Licensor under clause 3.1 shall, where it has been identified by describing and recording it when provided to the Licensee, be deemed to be part of the Licensed Technology.

3.4	Nothing in this agreement shall constitute any representation or warranty that any Know- How supplied to the Licensee pursuant to clause 3.1 is accurate, up to date, complete, or relevant to the manufacture of the Licensed Products.

4.	Improvements

4.1	If the Licensor makes, devises, discovers, or otherwise acquires rights in, any Improvement, the Licensor shall, to the extent that it is not prohibited by law or by any obligation to any other person, promptly notify the Licensee in writing giving details of the Improvement, and shall, if the Licensee so requests, provide such further information as is reasonably required to be able to evaluate the Improvement effectively.

4.2	Information provided by the Licensor to the Licensee under clause 4.1 shall be subject to the provisions of clause 5 (Confidentiality) and all such Improvements shall be deemed to be part of the Licensed Technology.

5.	Confidentiality

5.1	The provisions of this clause shall not apply to any Confidential Information that:

(a)	is or becomes generally available to the public (other than as a result of its disclosure by the Licensee or its Representatives in breach of this clause);

(b)	becomes available to the Licensee on a non-confidential basis from a person who, to the Licensee’s knowledge, is not bound by a confidentiality agreement with the Licensor or otherwise prohibited from disclosing the information to the Licensee;

(c)	the parties agree in writing is not confidential or may be disclosed;

(d)	is developed by or for the Licensee independently of the Licensor’s Confidential Information.

5.2	The Licensee shall keep the Licensor’s Confidential Information confidential and shall not:

(a)	use such Confidential Information except for the purpose of exercising or performing its rights and obligations under or in connection with this agreement (Permitted Purpose); or

(b)	disclose such Confidential Information in whole or in part to any third party, except as expressly permitted by clause 5 (Confidentiality).

5.3	The Licensee may disclose the Licensor’s Confidential Information to those of its Representatives who need to know such Confidential Information for the Permitted Purpose, provided that:

(a)	it informs such Representatives of the confidential nature of the Confidential Information before disclosure; and

(b)	it procures that its Representatives shall, in relation to any Confidential Information disclosed to them, comply with the obligations set out in this clause as if they were a party to this agreement, and at all times, it is liable for the failure of any Representatives to comply with the obligations set out in this clause.

5.4	The Licensee may disclose the Licensor’s Confidential Information to the extent such Confidential Information is required to be disclosed by law, by any governmental or other regulatory authority or by a court or other authority of competent jurisdiction provided that, to the extent it is legally permitted to do so, it gives the Licensor as much notice of such disclosure as possible and, where notice of disclosure is not prohibited and is given in accordance with this clause 5.4, it takes into account the reasonable requests of the Licensor in relation to the content of such disclosure.

5.5	The Licensor reserves all rights in its Confidential Information. No rights or obligations in respect of such Confidential Information other than those expressly stated in this agreement are granted to the Licensee, or to be implied from this agreement.

5.6	On termination of this agreement, the Licensee shall:

(a)	destroy or return to the Licensor all documents and materials (including the Licensed Materials and any copies) containing, reflecting, incorporating or based on the Licensor’s Confidential Information and/or Licensed Materials and make no further use of any such information or materials;

(b)	erase all the Licensor’s Confidential Information from its computer and communications systems and devices used by it, including such systems and data storage services provided by third parties (to the extent technically and legally practicable); and

(c)	certify in writing to the Licensor that it has complied with the requirements of this clause, provided that it may retain documents and materials containing, reflecting, incorporating or based on the Licensor’s Confidential Information to the extent required by law or any applicable governmental or regulatory authority.

5.7	The Licensee acknowledges that the Licensor must provide a copy of this Agreement to OUI and consents to such disclosure.

5.8	The provisions of this clause 5 (Confidentiality) shall continue to apply after the expiry or earlier termination of this agreement.

6.	Duration and termination

6.1	This agreement shall commence on the Effective Date and, unless terminated earlier in accordance with clause 6.2, shall remain in force until the later of: a) expiry of all the Licensed Patents; and b) the Licensed Know-How ceasing to be secret and substantial.

6.2	Either Party may terminate this agreement at any time by written notice to the other Party (“Other Party”), such notice to take effect as specified in the notice:

(a)	if the Other Party is in material breach of a material provision of this agreement and, in the case of a breach capable of remedy within [***], the breach is not remedied within [***] of the Other Party receiving notice specifying the breach and requiring its remedy; or

(b)	if: (A) the Other Party becomes insolvent or unable to pay its debts as and when they become due; or (B) an order is made or a resolution is passed for the winding up of the Other Party (other than voluntarily for the purpose of solvent amalgamation or reconstruction); or (C) a liquidator, administrator, administrative receiver, receiver, or trustee is appointed in respect of the whole or any part of the Other Party’s assets or business; or (D) the Other Party makes any composition with its creditors; or (E) the Other Party ceases to continue its business; or (F) as a result of debt and/or maladministration the Other Party takes or suffers any similar or analogous action in any jurisdiction.

6.3	The Licensee acknowledges that certain of the Licensed Technology is licensed to the Licensor by OUI and further acknowledges and agrees in the event that the Licensor’s licence from OUI is terminated that the Licensor shall terminate this agreement in respect of any of the Licensed Technology that is licensed to the Licensor by OUI.

6.4	On termination of this agreement for any reason and subject to any express provisions set out elsewhere in this agreement:

(a)	all rights and licences granted pursuant to this agreement shall cease;

(b)	the Licensee shall cease all exploitation of the Licensed Technology, except insofar as any of the Licensed Know-How has become publicly available, unless this is or was as a consequence of the default of the Licensee;

6.5	Any provision of this agreement that expressly or by implication is intended to come into or continue in force on or after termination or expiry of this agreement shall remain in full force and effect.

6.6	Termination or expiry of this agreement shall not affect any rights, remedies, obligations or liabilities of the parties that have accrued up to the date of termination or expiry, including the right to claim damages in respect of any breach of the agreement which existed at or before the date of termination or expiry.

7.	Notices

7.1	Any notice or written communication given under or in relation to this agreement shall be given in writing in English and shall be delivered by hand or sent by special delivery post in permanent form to the other Party at its address set out above or to such other address as it has previously notified to the sending Party in writing. Any such notice or written communication shall be deemed to have been served when actually received except that if that time is after 5.30 p.m. on a Business Day and before 9.00 a.m. on the next Business Day it shall be deemed to have been served at 9.00 a.m. on the second of such Business Days.

8.	Miscellaneous

8.1	Amendment. This agreement may only be amended in writing signed by duly authorized representatives of the Licensee and the Licensor.

8.2	Assignment.

(a)	Subject to clause 8.2(b), neither party may assign, mortgage, charge, or otherwise transfer any rights or obligations under this agreement without the prior written consent of the other party.

(b)	With written notice to the other party, either party may without consent assign and transfer all its rights and obligations under this agreement to any person to whom it transfers all or substantially all of its assets or business to which this agreement relates, provided that the assignee undertakes to the other party to be bound by and perform the obligations of the assigning party under this agreement.

8.3	Waiver. No failure or delay on the part of either party to exercise any right or remedy under this agreement shall be construed or operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude the further exercise of such right or remedy.

8.4	Invalid clauses. If any provision or part of this agreement is held to be invalid, amendments to this agreement may be made by the addition or deletion of wording as appropriate to remove the invalid part or provision but otherwise retain the provision and the other provisions of this agreement to the maximum extent permissible under applicable law.

8.5	No agency. Neither party shall act or describe itself as the agent of the other, nor shall it make or represent that it has authority to make any commitments on the other’s behalf.

8.6	Further assurance. Each party agrees to execute, acknowledge and deliver such further instruments, and do all reasonable further similar acts, as may be necessary or appropriate to carry out the purposes and intent of this agreement.

8.7	Entire agreement. This agreement constitutes the entire agreement between the parties and supersedes and extinguishes all previous agreements, promises, assurances, warranties, representations and understandings between them, whether written or oral, relating to its subject matter. Each party agrees that it shall have no remedies in respect of any statement, representation, assurance or warranty (whether made innocently or negligently) that is not set out in this agreement. Each party agrees that it shall have no claim for innocent or negligent misrepresentation based on any statement in this agreement.

8.8	Third parties. No one other than a party to this agreement, their successors and permitted assignees, shall have any right to enforce any of its terms. Notwithstanding the foregoing, OUI may enforce the provisions of clause 2.1 of this Agreement as a third party beneficiary.

8.9	Counterparts. This agreement may be executed in any number of counterparts, each of which is an original but all of which together will constitute one document.

9.	Governing law and jurisdiction

9.1	This agreement (and any dispute, claim or issue arising out of or in connection with it, its subject matter, its enforceability or its termination (including non-contractual claims)) is to be governed by and construed in accordance with English law.

9.2	Each of the parties hereby submits to the non-exclusive jurisdiction of the English Courts.

This agreement has been entered into on the date stated at the beginning of it.

Signed by for and on behalf of VACCITECH LIMITED	) ) )

Signed by for and on behalf of VACCITECH ONCOLOGY LIMITED	) ) )

SCHEDULE 1

Licensed Patents

Application 1 - [***] (ChAdOxl)
Application serial No.	Status	Patent/Publication No.
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]

Application 2 - [***] (ChAdOx2)
Application serial No.	Status	Patent/Publication No.
[***]
[***]

Application 3 - [***] (Long promoter)
Application serial No.	Status	Patent/Publication No.
[***]
[***]
[***]
[***]

Application 4 - [***] (MVA expression system)
Application serial No.	Status	Patent/Publication No.
[***]
[***]
[***]
[***]

SCHEDULE 2

Licensed Know-how

[***].

SCHEDULE 3

Original Materials

SCHEDULE 4

DEED OF COVENANT

Oxford University Innovation Limited
University Offices,
Wellington Square,
Oxford 0X1 2JD,
England

Date: 6 December 2018

Dear Sirs,

Sub-Licence between Vaccitech Limited (“Vaccitech”) and Vaccitech Oncology Limited dated 14 November 2018 (the “Sub-Licence”)

As part consideration for the grant of a sub-licence from Vaccitech to use the Licensed Patents provided in Appendix 1, the Sub-Licensee hereby covenants to Oxford University Innovation Limited (OUI) and OUI covenants with the Sub-Licensee that:

1.	should the head licence between Vaccitech and OUI be terminated for whatever reason, OUI and the Sub-Licensee shall enter into a direct licence containing the same obligations and liabilities as set forth in the Sub-Licence and the Sub-Licensee will pay all amounts due and payable under the Sub-Licence to OUI;

2.	should the Sub-Licensee wish to further sub-licence the Licensed Technology where OUI has consented to the Sub-Licence including the right to do so, it shall procure that any sub-sub-licensee enters into a Deed of Covenant with OUI in a form substantially similar to this Deed of Covenant;

3.	OUI shall have the right, during the term of the Sub-Licence, through an independent certified accountant appointed by OUI (the “Auditor”), to audit all accounts on at least [***] written notice no more than once each calendar year for the purpose of determining the accuracy of the royalty reports and payments. The Auditor shall be:

a.	permitted to enter the principal place of business of the Sub-Licensee upon reasonable notice to inspect such records and accounts;

b.	entitled to take copies of or extracts from such records and accounts;

c.	given all other information by the Sub-Licensee as may be necessary or appropriate to enable the amount of royalties payable to be ascertained including the provision of relevant records; and

d.	shall be allowed access to and permitted to conduct interviews of any sales, engineering or other staff of the Sub-Licensee in order to verify the accuracy of the records and accounts and the accuracy of any royalty statements provided to Vaccitech.

If on any such audit a shortfall in payments of greater than [***] is discovered by the Auditor in respect of the audit period, the Sub-Licensee shall pay the audit costs of OUI.

SIGNED AS A DEED by
Vaccitech Oncology Limited in the presence of:-

Signature of Witness:

Name of Witness:
Address:

SIGNED AS A DEED by
OXFORD UNIVERSITY INNOVATION LIMITED in the presence of:-

Signature of Witness:

Name of Witness:
Address:

Appendix 1

Licensed Patents

Application 1 - [***] (ChAdOxl)
Application serial No.	Status	Patent/Publication No.
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]

Application 2 - [***] (ChAdOx2)
Application serial No.	Status	Patent/Publication No.
[***]
[***]

Application 3 - [***] (Long promoter)
Application serial No.	Status	Patent/Publication No.
[***]
[***]
[***]
[***]

Application 4 - [***] (MVA expression system)
Application serial No.	Status	Patent/Publication No.
[***]
[***]
[***]
[***]